                                                                    EXHIBIT 10.1

                                                                [EXECUTION COPY]

                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------


     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT ("this Amendment") dated as of May 31, 2000 but executed on June 20, 2000 is entered into by ALABAMA NATIONAL BANCORPORATION, a Delaware corporation (the "Borrower") and AMSOUTH BANK, an Alabama banking corporation and formerly known as AmSouth Bank of Alabama (the "Lender").


                                    Recitals
                                    --------

     A. The Borrower and the Lender have entered into a Credit Agreement dated as of December 29, 1995 as amended by a First Amendment thereto dated as of January 20, 1997, a Second Amendment thereto dated as of January 19, 1998 and a Third Amendment thereto dated as of May 31, 1999 (as so amended, the "Agreement").

     B. The Borrower and the Lender now desire to further amend the definitions of "Facility Termination Date" and "Maximum Credit Amount" and to make the other changes set forth in this Amendment.


                                   Agreement
                                   ---------

     NOW, THEREFORE, in consideration of the recitals and the mutual obligations and covenants contained herein, the Borrower and the Lender hereby agree as follows:

     1. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings attributed thereto in the Agreement.

     2. The defined term "Facility Termination Date" set forth in Article I of the Agreement is hereby further amended to read, in its entirety, as follows:

          "Facility Termination Date" means May 31, 2001, as such date may be
           -------------------------
     extended from time to time pursuant to Section 2.5 or accelerated pursuant to Section 7.2.

     3. The defined term "Maximum Credit Amount" set forth in Article I of the Agreement is hereby amended to read, in its entirety, as follows:

          "Maximum Credit Amount" means $32,000,000.
           ---------------------

     4. The reference in Section 2.1 of the Agreement to the figure "$20,000,000" is hereby amended to read "$32,000,000".

     5.   Exhibit D to the Credit Agreement shall be amended in its entirety and
          ---------
replaced with Revised Exhibit D attached hereto and made a part hereof.
              -----------------

     6. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by the Note shall remain in full force and effect, as modified hereby, and all of the collateral described in the Agreement and the Credit Documents shall remain subject to the liens, security interests and assignments of the Agreement and the Credit Documents as security for the indebtedness evidenced by the Note and all other indebtedness described therein; and nothing contained in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by the Note or to release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Note; (b) the liens, security interests, assignments and conveyances effected by the Agreement or the Credit Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Note or the Agreement or the Credit Documents; or (d) any other security or instrument now or hereafter held by the Lender as security for or as evidence of any of the above-described indebtedness.

     7. All references in the Credit Documents to "Credit Agreement" shall refer to the Agreement as amended by this Amendment, and as the Agreement may be further amended from time to time.

     8. The Borrower certifies that the organizational documents of the Borrower have not been amended since May 31, 1999.

     9. The Borrower hereby represents and warrants to the Lender that all representations and warranties contained in the Agreement are true and correct as of the date hereof (except representations and warranties that are expressly limited to an earlier date); and the Borrower hereby certifies that no Event of Default nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

     10. Except as hereby amended, the Agreement shall remain in full force and effect as written. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. The covenants and agreements contained in this Amendment shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     11. Nothing contained herein shall be construed as a waiver, acknowledgment or consent to any breach of or Event of Default under the Agreement and the Credit Documents not specifically mentioned herein, and the consents granted herein are effective only in the specific instance and for the purposes for which given.

     12.  This Amendment shall be governed by the laws of the State of Alabama.

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be executed and delivered by their duly authorized corporate officers as of the date set forth below their signature.

                              ALABAMA NATIONAL BANCORPORATION


                              By /s/ William E. Matthews V
                                 ---------------------------------
                                 Its Executive Vice President and
                                    ------------------------------
                                     Chief Financial Officer
                                    ------------------------------

                              Dated: June 20, 2000


                              AMSOUTH BANK


                              By /s/ John M. Kettig
                                 ---------------------------------
                                 Its Senior Vice President

                              Dated: June 20, 2000

                                    REVISED
                                   EXHIBIT D
                                   ---------

                         Subsidiaries Stock Information
                         ------------------------------


                               Certificate      No. of
        Subsidiary                 No.          Shares
        ----------             -----------     ---------

 1.  National Bank of                204         659,251
     Commerce of
     Birmingham

 2.  Alabama Exchange               C285           3,134
     Bank
                                    C284          16,006

                                    C283              21

                                    C281             102


 3.  Bank of Dadeville               445           4,000

 4.  First Gulf Bank                   2           2,500

 5.  Citizens and Peoples              3          25,000
     Bank National
     Association

 6.  First American Bank             781          20,000

 7.  Public Bank of St.              365         231,550
     Cloud

 8.  First Citizens Bank,            553         986 2/3
     Talladega, Alabama

 9.  Community Bank of               001       1,000,000
     Naples, National
     Association

10.  Georgia State Bank                2         453,912


                                      D-1